Rule 497(e) File Nos. 033-11716

and 811-5018

SMITH BARNEY LARGE CAP CORE PORTFOLIO

SUPPLEMENT DATED AUGUST 9, 2004

TO PROSPECTUS DATED FEBRUARY 27, 2004

On or about October 15, 2004, the name of the fund will change to Smith Barney Dividend Strategy Portfolio.

On or about October 15, 2004, the investment policy of the fund will change. Currently, the Smith Barney Large Cap Core Portfolio seeks to invest at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Following the change, the investment policy of the fund will be to invest at least 80% of the fund’s assets in dividend paying stocks. The fund’s investment objective will continue to be to seek capital appreciation.

As of the date of the changes take effect, the fund will be co-managed by Scott Glasser, co-portfolio manager of the Smith Barney Appreciation Fund, and Peter Hable, co-portfolio manager of the Smith Barney Fundamental Value Fund.

Effective as of September 1, 2004, the management fee payable by the fund will be reduced from 0.75% to 0.65% of assets under management. The revised management fee schedule provides for additional fee reductions when assets under management exceed $1 billion.

FD03033 08/04